RIVER CANYON TOTAL RETURN BOND FUND

A SERIES OF ADVISERS INVESTMENT TRUST

Supplement dated March 14, 2025

to the Statement of Additional Information dated January 28, 2025

Effective March 6, 2025, the Board of Trustees of Advisers Investment Trust (the “Trust”) elected Rodney L. Ruehle as Chief Compliance Officer and AML Officer of the Trust. The information with respect to the Chief Compliance Officer and AML Officer in the table listing each Officer of the Trust on page 34 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/ March 2025 to present	Director, ACA Group, 2024 to present; Senior Principal Consultant, ACA Group, 2022 to 2024; Director, Foreside Fund Officer Services, LLC (formerly Foreside Compliance Services, LLC) (financial services), 2016 to 2022.	N/A	N/A

[1]	The mailing address of Mr. Ruehle is 3 Canal Plaza, Suite 100, Portland, ME 04101.

This Supplement and the Statement of Additional Information should be retained for future reference.